Exhibit 99.1

Ocwen Financial Corporation®

OCWEN FINANCIAL ANNOUNCES CLOSING OF $400 MILLION OFFERING OF PHH MORTGAGE CORPORATION SENIOR SECURED NOTES DUE 2026

Enhances Capital Structure and Increases Financial Flexibility to Support Continued Growth and Investment in the Company

West Palm Beach, FL – (March 4, 2021) – Ocwen Financial Corporation (NYSE: OCN) (“Ocwen” or the “Company”), a leading non-bank mortgage servicer and originator, today announced that its subsidiary PHH Mortgage Corporation (“PMC”) has closed its previously announced offering of $400 million aggregate principal amount of 7.875% Senior Secured Notes due 2026 (the “PMC Notes”). The PMC Notes are guaranteed on a senior secured basis by the Company and PHH Corporation (“PHH”), the parent company of PMC and subsidiary of the Company.

The Company also announced the completion of its previously announced private placement of $199.5 million aggregate principal amount of Ocwen senior secured second lien notes (the “Second Lien Notes”) to funds managed by Oaktree Capital Management, L.P.

Glen A. Messina, President and CEO of Ocwen, said, “We continue to make significant progress in enhancing our capital structure through the successful completion of these transactions. Refinancing our existing corporate debt while improving our overall maturity profile will enable greater financial flexibility to invest in continued growth in our originations and servicing businesses. The strong level of investor interest, particularly from new investors, in our debt issuance is a testament to the successful transformation of our business, which is driving improved profitability, record originations volume and a cost-competitive platform that is well positioned for future growth and profitability.”

The net proceeds from the PMC Notes will be used, together with the net proceeds from the Second Lien Notes, to repay in full $498 million of indebtedness, including PMC’s Senior Secured Term Loan, all of PHH’s outstanding 6.375% senior unsecured notes due 2021 and PMC’s 8.375% senior secured second lien notes due 2022. The remaining proceeds are expected to be used for general corporate purposes, including to accelerate growth of Ocwen’s origination and servicing business.

The PMC Notes and the Second Lien Notes are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. The PMC Notes were sold only to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A of the Securities Act and to non-U.S. persons outside of the United States in compliance with Regulation S of the Securities Act.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any offer or sale of, any security in any jurisdiction in which such offer, solicitation or sale would be unlawful.

For additional information, please see the Company’s Form 8-K filed with the Securities and Exchange Commission on March 4, 2021.

About Ocwen Financial Corporation

Ocwen Financial Corporation (NYSE: OCN) is a leading non-bank mortgage servicer and originator providing solutions through its primary brands, PHH Mortgage and Liberty Reverse Mortgage. PHH Mortgage is one of the largest servicers in the country, focused on delivering a variety of servicing and lending programs. Liberty is one of the nation’s largest reverse mortgage lenders dedicated to education and providing loans that help customers meet their personal and financial needs. We are headquartered in West Palm Beach, Florida, with offices in the United States and the U.S. Virgin Islands and operations in India and the Philippines, and have been serving our customers since 1988. For additional information, please visit our website (www.ocwen.com).

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward-looking statements are typically identified by words such as “expect”, “believe”, “foresee”, “anticipate”, “intend”, “estimate”, “goal”, “strategy”, “plan” “target” and “project” or conditional verbs such as “will”, “may”, “should”, “could” or “would” or the negative of these terms, although not all forward-looking statements contain these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Readers should bear these factors in mind when considering such statements and should not place undue reliance on such statements.

Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. In the past, actual results have differed from those suggested by forward looking statements and this may happen again. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our ability to deploy the proceeds of the Second Lien Notes in suitable investments at appropriate returns; uncertainty relating to the future impacts of the COVID-19 pandemic, including with respect to the response of the U.S. government, state governments, the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac, and together with Fannie Mae, the GSEs), the Government National Mortgage Association (Ginnie Mae) and regulators, as well as the impacts on borrowers and the economy generally; the adequacy of our financial resources, including our sources of liquidity and ability to sell, fund and recover servicing advances, forward and reverse whole loans, and HECM and forward loan buyouts and put backs, as well as repay, renew and extend borrowings, borrow additional amounts as and when required, meet our MSR or other asset investment objectives and comply with our debt agreements, including the financial and other covenants contained in them; increased servicing costs based on increased borrower delinquency levels or other factors; our ability to collect anticipated tax refunds, including on the timeframe expected; the future of our long-term relationship and remaining servicing agreements with New Residential Investment Corp. (NRZ); our ability to continue to improve our financial performance through cost re-engineering efforts and other actions; our ability to continue to grow our origination business and increase our origination volumes in a competitive market and uncertain interest rate environment; uncertainty related to claims, litigation, cease and desist orders and investigations brought by government agencies and private parties regarding our servicing, foreclosure, modification, origination and other practices, including uncertainty related to past, present or future investigations, litigation, cease and desist orders and settlements with state regulators, the Consumer Financial Protection Bureau (CFPB), State Attorneys General, the Securities and Exchange Commission (SEC), and the Department of Justice or the Department of Housing and Urban Development (HUD); adverse effects on our business as a result of regulatory investigations, litigation, cease and desist orders or settlements and related responses by key counterparties, including lenders, the GSEs and Ginnie Mae; our ability to comply with the terms of our settlements with regulatory agencies, as well as general regulatory requirements, and the costs of doing so; increased regulatory scrutiny and media attention; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; our ability to interpret correctly and comply with financial and other requirements of regulators, the GSEs and Ginnie Mae, as well as those set forth in our debt and other agreements; our ability to comply with our servicing agreements, including our ability to comply with our agreements with, and the requirements of, the GSEs and Ginnie Mae and maintain our seller/servicer and other statuses with them; our ability to fund future draws on existing loans in our reverse mortgage portfolio; our servicer and credit ratings as well as other actions from various rating agencies, including the impact of prior or future downgrades of our servicer and credit ratings; as well as other risks and uncertainties detailed in Ocwen’s reports and filings with the SEC, including our annual report on Form 10-K for the year ended December 31, 2020 and current and quarterly reports since such date. Anyone wishing to understand Ocwen’s business should review our SEC filings. Our forward-looking statements speak only as of the date they are made and, we disclaim any obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise.

FOR FURTHER INFORMATION CONTACT:

Investors:	Media:
June Campbell	Dico Akseraylian
T: (856) 917-3190	T: (856) 917-0066
E: shareholderrelations@ocwen.com	E: mediarelations@ocwen.com